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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2004, providing for the issuance of
                 Mortgage Pass-Through Certificates, 2004-NCM2)


                       CITIGROUP MORTGAGE LOAN TRUST INC.

             (Exact name of registrant as specified in its charter)
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          DELAWARE                 333-117349                   01-0791848
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(State or Other Jurisdiction      (Commission                (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)


390 Greenwich Street
NEW YORK, NEW YORK                                   10013
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(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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                                      -2-


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                      -3-


Item 8.01.  OTHER EVENTS


Description of the Certificates and the Mortgage Pools

      On August 25, 2004, a single series of certificates, entitled Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2004-NCM2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the "Depositor"), National City Mortgage Co. as master servicer (the "Master Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of twenty-five classes of certificates (collectively, the "Certificates"), designated as the "Class IA-CB-1 Certificates," the "Class IA-CB-2 Certificates," the "Class IA-CB-3, Certificates,"the "Class IIA-CB-1 Certificates," the "Class IIA-CB-2 Certificates," the "Class IIA-CB-3, Certificates,"the "Class IIIA-CB-1 Certificates," the "Class IIIA-CB-2 Certificates," the "Class IVA-1 Certificates," the "Class IVA-2 Certificates," the "Class XS-1 Certificates," the "Class XS-2 Certificates," the "Class XS-3 Certificates," the "Class XS-4 Certificates," the "Class PO-1 Certificates," the "Class PO-2 Certificates," the "Class PO-3 Certificates," the "Class PO-4 Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $555,449,299 as of August 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 28, 2004 (the "Mortgage Loan Purchase Agreement"), between the Depositor and National City Mortgage Co.. The Class IA-CB-1, Class IA-CB-2, Class IA-CB-3, Class IIA-CB-1, Class IIA-CB-2, Class IIA-CB-3, Class IIIA-CB-1, Class IIIA-CB-2, Class IVA-1, Class IVA-2, Class XS-1, Class XS-2. Class XS-3, Class XS-4, Class PO-1, Class PO-2, Class PO-3, Class PO-4, Class R, Class B-1, Class B-2 and Class B-3 Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated August 25, 2004, between the Depositor and the Representative.

      The Certificates have the following initial Certificate Balances and Pass-Through Rates:


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                              Initial Certificate
            CLASS             PRINCIPAL BALANCE           PASS-THROUGH RATE
            ------            ------------------          -----------------
      Class IA-CB-1               $ 40,781,000             5.50% per annum
      Class IA-CB-2               $111,917,000             6.75% per annum
      Class IA-CB-3               $ 20,434,000             7.50% per annum
      Class IIA-CB-1              $ 95,942,000             5.50% per annum
      Class IIA-CB-2              $147,713,000             6.75% per annum
      Class IIA-CB-3              $ 30,940,000             8.00% per annum
      Class IIIA-CB-1             $ 26,026,000             5.00% per annum
      Class IIIA-CB-2             $ 21,664,000             6.50% per annum
      Class IVA-1                 $ 14,232,000             6.50% per annum
      Class IVA-2                 $ 13,068,000             8.00% per annum
      Class R                     $     100.00             5.50% per annum
      Class XS-1                 Notional Amount           7.50% per annum
      Class XS-2                 Notional Amount           8.00% per annum
      Class XS-3                 Notional Amount           6.50% per annum
      Class XS-4                 Notional Amount           8.00% per annum
      Class PO-1                  $     50,113                 0.00%
      Class PO-2                  $    213,161                 0.00%
      Class PO-3                  $    210,476                 0.00%
      Class PO-4                  $    318,539                 0.00%
      Class B-1                   $ 11,943,000                Variable
      Class B-2                   $  6,943,000                Variable
      Class B-3                   $  4,444,000                Variable
      Class B-4                   $  2,777,000                Variable
      Class B-5                   $  1,944,000                Variable
      Class B-6                   $  3,888,908                Variable

      The Certificates, other than the Class B-4, Class B-5 and Class B-6 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 25, 2004, and the Prospectus Supplement, dated August 25, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4, Class B-5 and Class B-6 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits


            EXHIBIT NO.       DESCRIPTION
            -----------       -----------

            4.1 Pooling and Servicing Agreement, dated as of August 1, 2004, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, National City Mortgage Co. as Master Servicer and U.S. Bank National Association as Trustee, relating to the Series 2004-NCM2 Certificates.


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 9, 2004

                                          CITIGROUP MORTGAGE LOAN TRUST INC.


                                          By: /s/  Matt Bollo
                                          ----------------------------------
                                          Name:    Matt Bollo
                                          Title:   Assistant Vice President


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                                INDEX TO EXHIBITS




                                                                 Sequentially
 EXHIBIT NO.                   DESCRIPTION                       NUMBERED Page
 -----------                   -----------                       -------------

     4.1       Pooling and Servicing Agreement,  dated as of          7
               August  1,  2004,  by  and  among   Citigroup
               Mortgage   Loan  Trust  Inc.  as   Depositor,
               National   City   Mortgage   Co.   as  Master
               Servicer and U.S. Bank National Association as Trustee, relating to the Series 2004-NCM2
               Certificates.


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                                    Exhibit 4.1